Exhibit 10.7

Supplementary Agreement

Party A:

Company Name: StarEquity Enterprises Limited (“Lender”)

Address: OMC Chambers, Wickhams Cay 1, Road Town, Tortola, British Virgin Islands

Party B:

Company Name: Smart (Technology) Global Limited (“Borrower”)

Address: Nos. 51-53, Fuk Hi Street, Yuen Long, New Territories, Hong Kong

1.	Pursuant to the short-term loan agreement (“Original Agreement”) signed by Parties A & B on December 19, 2024, both parties unanimously agree to extend the term of the loan under the Original Agreement from the initial December 18, 2025 to December 18, 2026.

2.	Except for the above extension of term of the loan, all other terms of the Original Agreement remain unchanged.

3.	This agreement serves as a supplement to the Original Agreement and has the same legal effect as the Original Agreement.

4.	This agreement is made in duplicate, with each party holding one copy, and is effective upon signing by both parties.

Party A:

For and on behalf of

Star Equity Enterprises Limited

/s/ Star Equity Enterprises Limited

Date: Dec 23, 2024

Party B:

For and on behalf of

Smart (Technology) Global Limited

/s/ Smart (Technology) Global Limited

Date: Dec 23, 2024